Exhibit 32(a)
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of The Walt Disney Company (the “Company”) on Form 10-Q for the fiscal quarter ended December 28, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert A. Iger, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ ROBERT A. IGER
Robert A. Iger
Chief Executive Officer
February 5, 2025